Exhibit 31.1


 CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO RULES 13A-14 AND 15D-14
                     OF THE SECURITIES EXCHANGE ACT OF 1934


     I, Robert A. Blanchard, President and Chief Executive Officer of BestNet Communications Corp. (the "Company"), certify that:

     (1) I have reviewed this Annual Report on Form 10-KSB for the fiscal year ended August 31, 2003 (the "Report");

     (2) Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading; and

     (3) Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods represented in the Report.

     (4) The Company's other certifying officers and I are responsible for establishing and maintaining "disclosure controls and procedures" (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting (as defined in Exchange Act Rules 12a-15(f) and 15d-15(f)) for the Company and have:

          (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which the periodic report is being prepared;

          (b) have evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Annual Report based on such evaluation; and

          (c) disclosed in this Annual Report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonable likely to materially affect, the Company's internal control over financial reporting; and

     (5) I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and to the audit committee of the board of directors (or persons fulfilling the equivalent function): (i) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the company's ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.



Dated:   December 12, 2003


                                            By:  /s/  Robert A. Blanchard
                                               --------------------------------
                                                      Robert A. Blanchard
                                                      President and
                                                      Chief Executive Officer